UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                   May 8, 2006
                Date of Report (Date of earliest event reported)

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                            USI Holdings Corporation
             (Exact name of registrant as specified in its charter)

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         Delaware                      000-50041                 13-3771733
(State or other jurisdiction    (Commission file number)       (I.R.S. Employer
      of incorporation)                                      Identification No.)

                     555 Pleasantville Road, Suite 160 South
                           Briarcliff Manor, NY 10510
                    (Address of principal executive offices)

                                 (914) 749-8500
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On May 8, 2006, USI Holdings Corporation issued a press release reporting its financial results for the quarter ended March 31, 2006. A copy of the press release is furnished and attached as Exhibit 99.1 and is incorporated by reference to this Item 2.02.

Item 9.01 Financial Statements and Exhibits.

(c)  Exhibits

99.1 Press release dated May 8, 2006.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 8, 2006


                                                  USI HOLDINGS CORPORATION

                                                  By:    /s/ ROBERT S. SCHNEIDER
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                                                  Name:  Robert S. Schneider
                                                  Title: Chief Financial Officer

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EXHIBIT
NUMBER
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99.1       Press release dated May 8, 2006.